Exhibit 99
Investor Presentation NYSE: AUB November – December 2023

2 Forward Looking Statements This presentation and statements by our management may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include, without limitation, statements on slides entitled "Q3 2023 Highlights and 2023 Outlook” and “Financial Outlook,” statements regarding our strategic priorities and liquidity and capital management strategies, expectations with regard to our business, financial, and operating results, including our deposit base and funding, the impact of future economic conditions, and statements that include, other projections, predictions, expectations, or beliefs about future events or results, including our ability to meet our top tier financial targets, or otherwise are not statements of historical fact. Such forward-looking statements are based on certain assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties, and other factors, some of which cannot be predicted or quantified, that may cause actual results, performance, achievements, or trends to be materially different from those expressed or implied by such forward-looking statements. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” “continue,” “confidence,” or words of similar meaning or other statements concerning opinions or judgment of the Company and our management about future events. Although we believe that our expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of our existing knowledge of our business and operations, there can be no assurance that actual future results, performance, or achievements of, or trends affecting, us will not differ materially from any projected future results, performance, achievements or trends expressed or implied by such forward-looking statements. Actual future results, performance, achievements or trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to the effects of or changes in: • market interest rates and their related impacts on macroeconomic conditions, customer and client behavior, our funding costs and our loan and securities portfolios; • inflation and its impacts on economic growth and customer and client behavior; • adverse developments in the financial industry, such as bank failures, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer behavior; • the sufficiency of liquidity; • general economic and financial market conditions, in the United States generally and particularly in the markets in which we operate and which our loans are concentrated, including the effects of declines in real estate values, an increase in unemployment levels and slowdowns in economic growth; • our failure to close on our proposed merger with American National Bankshares Inc. (“American National”) when expected or at all because required regulatory, American National shareholder or other approvals or conditions are not received or satisfied on a timely basis or at all, and the risk that any regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger; • the occurrence of any event, change or circumstance that could give rise to the termination of the merger agreement; • the risks that the anticipated benefits of the proposed merger, including cost savings and strategic gains, are not realized when expected or at all; • the proposed merger may be more expensive or take longer to complete than anticipated, and may divert management’s attention from ongoing business and opportunities; • government monetary and fiscal policies, including policies of the U.S. Treasury and the Federal Reserve; • the quality or composition of our loan or investment portfolios and changes therein; • demand for loan products and financial services in our market areas; • our ability to manage our growth or implement our growth strategy; • the effectiveness of expense reduction plans; • the introduction of new lines of business or new products and services; • our ability to recruit and retain key employees; • real estate values in our lending area; • changes in accounting principles, standards, rules, and interpretations, and the related impact on our financial statements; • an insufficient ACL or volatility in the ACL resulting from the CECL methodology, either alone or as that may be affected by inflation, changing interest rates, or other factors; • our liquidity and capital positions; • concentrations of loans secured by real estate, particularly commercial real estate; • the effectiveness of our credit processes and management of our credit risk; • our ability to compete in the market for financial services and increased competition from fintech companies; • technological risks and developments, and cyber threats, attacks, or events; • operational, technological, cultural, regulatory, legal, credit, and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash considerations; • the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, geopolitical conflicts or public health events, and of governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of our borrowers to satisfy their obligations to us, on the value of collateral securing loans, on the demand for our loans or our other products and services, on supply chains and methods used to distribute products and services, on incidents of cyberattack and fraud, on our liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of our business operations and on financial markets and economic growth; • the discontinuation of LIBOR and its impact on the financial markets, and our ability to manage operational, legal, and compliance risks related to the discontinuation of LIBOR and implementation of one or more alternate reference rates; • performance by our counterparties or vendors; • deposit flows; • the availability of financing and the terms thereof; • the level of prepayments on loans and mortgage-backed securities; • legislative or regulatory changes and requirements; • actual or potential claims, damages, and fines related to litigation or government actions, which may result in, among other things, additional costs, fines, penalties, restrictions on our business activities, reputational harm, or other adverse consequences; • the effects of changes in federal, state or local tax laws and regulations; • any event or development that would cause us to conclude that there was an impairment of any asset, including intangible assets, such as goodwill; and • other factors, many of which are beyond our control. Please also refer to such other factors as discussed throughout Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the year ended December 31, 2022, Part II, Item 1A. Risk Factors in our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2023 and March 31, 2023, and related disclosures in other filings, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. All risk factors and uncertainties described herein and therein should be considered in evaluating forward-looking statements, and all of the forward-looking statements are expressly qualified by the cautionary statements contained or referred to herein and therein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our businesses or operations. Readers are cautioned not to rely too heavily on the forward-looking statements, and undue reliance should not be placed on such forward-looking statements. Forward-looking statements speak only as of the date they are made. We do not intend or assume any obligation to update, revise or clarify any forward-looking statements that may be made from time to time by or on behalf of the Company, whether as a result of new information, future events or otherwise.

3 Additional Information Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures are a supplement to GAAP, which is used to prepare the Company’s financial statements, and should not be considered in isolation or as a substitute for comparable measures calculated in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. The Company uses the non-GAAP financial measures discussed herein in its analysis of the Company’s performance. The Company’s management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods, show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in the Company’s underlying performance, or show the potential effects of accumulated other comprehensive income (or AOCI) or unrealized losses on securities on the Company's capital. Please see “Reconciliation of Non-GAAP Disclosures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. About Atlantic Union Bankshares Corporation Headquartered in Richmond, Virginia, Atlantic Union Bankshares Corporation (NYSE: AUB) is the holding company for Atlantic Union Bank. Atlantic Union Bank has 109 branches and 123 ATMs located throughout Virginia, and in portions of Maryland and North Carolina. Certain non-bank financial services affiliates of Atlantic Union Bank include: Atlantic Union Equipment Finance, Inc., which provides equipment financing; Atlantic Union Financial Consultants, LLC, which provides brokerage services; and Union Insurance Group, LLC, which offers various lines of insurance products.

4 Largest Regional Banking Company Headquartered in Virginia Our Company Soundness | Profitability | Growth Data as of 9/30/2023, market capitalization as of 10/18/2023 1) Regional bank defined as having less than $100 billion in assets; rank determined by asset size; data per S&P Global Market Intelligence Highlights ($bn) • Statewide Virginia footprint of 104 branches in all major markets • #1 regional bank1 deposit market share in Virginia • Strong balance sheet and capital levels • Committed to top-tier financial performance with a highly experienced management team able to execute change 4 $20.7 Assets $15.3 Loans $16.8 Deposits $2.2 Market Capitalization Branch/Office Footprint AUB (109) AUB LPO (2) AUB Equipment Finance Headquarters (1)

5 Our Shareholder Value Proposition Leading Regional Presence Dense, uniquely valuable presence across attractive markets Financial Strength Solid balance sheet & capital levels Attractive Financial Profile Solid dividend yield & payout ratio with earnings upside Strong Growth Potential Organic & acquisition opportunities Peer-Leading Performance Committed to top-tier financial performance

# Strong Presence in Prime Virginia Markets


Diversity Supports Growth
In Virginia

## Richmond

State Capital, Fortune 500 headquarters (8), VCU & VCU Medical Center

- $5.3 billion in-market deposits and total deposit market share of 15.7%

**#1 Market Share (1)**

## Fredericksburg

Defense and security contractors, Healthcare, Retail, Real Estate development

- $1.6 billion in-market deposits and total deposit market share of 26.5%

**#1 Market Share (1)**

## Charlottesville

University of Virginia, High-tech and professional businesses, Real Estate development

- $698 million in-market deposits and total deposit market share of 11.0%

**#1 Market Share (1)**

## Coastal Virginia

Military, Shipbuilding, Fortune 500 headquarters (2), Tourism

- $1.3 billion in-market deposits and total deposit market share of 4.0%

**#2 Market Share (1)**

## Roanoke
Blacksburg

Virginia Tech, Healthcare, Retail

- $1.4 billion in-market deposits and total deposit market share of 10.6%

**#1 Market Share (1)**

## Northern Virginia

Nation's Capital, Fortune 500 headquarters (14), Defense and security contractors, Non-profit Associations (lobbyists), HQ2

- $4.6 billion in-market deposits and total deposit market share of 3.0%

**#2 Market Share (1)**

Atlantic Union Bankshares

(1) Among midsized and community banks less than $100 billion in assets
Source: SNL Financial, FDIC deposit data; excludes branches greater than $5 billion
Deposit data as of 6/30/2023; Fredericksburg market defined as Caroline, Fredericksburg City, King George, Spotsylvania and Stafford counties; all other markets per MSA definitions in SNL

6

# Virginia's Bank and Sizeable Opportunity to Take Market Share from the Big Three

## Virginia: All Banks

| Rank | Institution | Deposits ($mm) | Growth Opportunity<br>Market Share (%) | Branches |
|---|---|---|---|---|
| 1 | Truist Financial Corp | $51,051 | **22.0%** | 265 |
| 2 | Wells Fargo & Co | 39,591 | **17.0** | 198 |
| 3 | Bank of America Corp. | 25,571 | **11.0** | 102 |
| **4** | **Atlantic Union Bankshares Corp** | **17,935** | **7.7** | **122** |
| 5 | TowneBank | 10,499 | 4.5 | 38 |
| 6 | United Bankshares Inc. | 8,643 | 3.7 | 84 |
| 7 | Capital One Financial Corp. | 5,704 | 2.5 | 25 |
| 8 | PNC Financial Services Group Inc. | 5,436 | 2.3 | 57 |
| 9 | Burke & Herbert | 3,786 | 1.6 | 37 |
| 10 | Carter Bank & Trust | 3,172 | 1.4 | 53 |
| | **Top 10 Banks** | **$171,388** | **73.7%** | **981** |
| | **All Institutions in Market** | **$232,406** | **100.0%** | **1,844** |

## Virginia: Banks Headquartered in VA

| Rank | Institution | Deposits ($mm) | Franchise Strength<br>Market Share (%) | Branches |
|---|---|---|---|---|
| **1** | **Atlantic Union Bankshares Corp.** | **$17,935** | **22.0%** | **122** |
| 2 | TowneBank | 10,499 | 12.9 | 38 |
| 3 | Capital One Financial Corp. | 5,704 | 7.0 | 25 |
| 4 | Burke & Herbert | 3,786 | 4.6 | 37 |
| 5 | Carter Bank & Trust | 3,172 | 3.9 | 53 |
| 6 | Primis Financial Corp | 3,139 | 3.9 | 33 |
| 7 | Blue Ridge Bankshares Inc. | 2,592 | 3.2 | 26 |
| 8 | First Bancorp Inc. | 2,369 | 2.9 | 19 |
| 9 | C&F Financial Corp | 2,013 | 2.5 | 31 |
| 10 | FVCBankcorp Inc. | 1,962 | 2.4 | 5 |
| | **Top 10 Banks** | **$53,171** | **65.3%** | **389** |
| | **All Institutions in Market** | **$81,523** | **100.0%** | **810** |

Statewide Branch Footprint Brings Unique Franchise Value and Significant Growth Opportunity

Atlantic Union Bankshares

Source: SNL Financial and FDIC deposit data
Deposit and branch data as of 6/30/23; pro forma for announced transactions, including our proposed merger with American National
Note: Excludes branches with deposits greater than $5.0 billion

7

8 Virginia Is Among the Most Attractive Markets in USA Source: SNL Financial; Bureau of Economic Analysis; Bureau of Labor Statistics, Fortune.com, U.S. News & World Report; Forbes, CNBC, U.S. Small Business Administration, USA Today; Business Facilities; most recent data available ranked Virginia the Best State for Business for 2020 and 2021 and 2 nd best in 2023 ranked Virginia the 4 th Best State for Business • 3 rd in Labor Supply • 3 rd in Regulatory Environment • 1 st in Quality of Life ranked Virginia 13th for Best States • 9 th for Economic opportunity • 13th for Equality • 11th for Education • Virginia is home to 723,962 Small Businesses – 99.5% of Virginia businesses Virginia rated 1st in Best Business Climate, Tech Talent Pipeline, Cybersecurity # State # Companies 1 Texas 55 2 New York 50 3 California 53 4 Illinois 33 5 Virginia 24 5 Ohio 24 7 Florida 23 7 Pennsylvania 23 # State Pop. (mm) 1 California 39.5 2 Texas 30.1 3 Florida 22.1 4 New York 19.9 5 Pennsylvania 13.0 6 Illinois 12.6 7 Ohio 11.8 8 Georgia 10.9 # State HHI ($) 1 District of Columbia 104,110 2 Massachusetts 96,201 3 Maryland 96,089 4 New Jersey 95,596 5 Hawaii 90,739 6 Washington 89,976 7 California 89,624 8 Colorado 88,050 # State GDP ($bn) 1 California 3,598 2 Texas 2,356 3 New York 2,053 4 Florida 1,389 5 Illinois 1,033 6 Pennsylvania 923 7 Ohio 823 8 Georgia 756 Household Income ($) 2023 Population (mm) # State Pop. (mm) 9 North Carolina 10.7 10 Michigan 10.1 11 New Jersey 9.3 12 Virginia 8.7 13 Washington 7.9 14 Arizona 7.4 15 Tennessee 7.0 # State HHI ($) 9 New Hampshire 87,848 10 Utah 87,338 11 Virginia 87,219 12 Connecticut 86,812 13 Minnesota 84,786 14 Alaska 84,564 15 New York 80,716 GDP ($bn) Fortune 500 Companies # State # Companies 8 Georgia 19 9 Michigan 18 10 Massachusetts 17 12 Minnesota 15 13 New Jersey 14 13 Connecticut 14 15 North Carolina 13 # State GDP ($bn) 9 New Jersey 745 10 North Carolina 730 11 Washington 726 12 Massachusetts 688 13 Virginia 649 14 Michigan 621 15 Colorado 484

# Q3 2023 Highlights and 2023 Outlook

## Loan and Deposit Growth

- Customer deposit growth more than funded loan growth in Q3 2023
- 5.7% annualized loan growth in Q3 2023
- 9.1% annualized deposit growth in Q3 2023
- Line of Credit Utilization relatively flat with Q2 2023

## Operating Leverage Focus

- ~5.2% adjusted revenue growth[1] year over year
- ~2.1% adjusted operating noninterest expense increase[1] year over year
- Adjusted operating leverage[1] of ~3.1% year over year
- Pre-Tax, Pre-Provision adjusted operating earnings[1] increased 10.6% year over year
- Took strategic actions to reduce expenses in Q2

## Positioning for Long Term

- Restructured more than $200 million of securities portfolio in Q3 2023 for continued high rate environment in a capital neutral transaction
- Lending pipelines remain resilient
- Resilient, growing deposit base
- Drive organic growth and performance of the core banking franchise

## Differentiated Client Experience

- Position Company as responsive, strong and capable alternative to large national banks, while competing against smaller banks

## Asset Quality

- Q3 2023 net charge-offs at 1 bps annualized and expect net charge-offs of <10 bps for 2023

## Capitalize on Strategic Opportunities

- Announced intention to acquire American National Bankshares and expect to close in the first quarter of 2024

Atlantic Union Bankshares

[1] For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in "Appendix – Reconciliation of Non-GAAP Disclosures."' Operating leverage is for the first nine months of 2023 compared to the first nine months of 2022.



9

10 We are focused on three Strategic Priorities Organic Deliver Organic Growth • Overweighting opportunities in Wholesale Banking Group • Directing consumer efforts to market segments and delivery channels with the strongest value proposition • Prioritizing fee income growth • Maintaining a reliable low-cost deposit base • Maximizing operating leverage, productivity, efficiency, and scale • Attracting and retaining top talent in alignment with broader business goals and strategic priorities Innovate and Transform • Pressing the relationship model advantage where bankers provide advocacy and advice, form stickier relationships, and use technology to enable deeper relationships • Creating a frictionless experience for customers by integrating human interactions with digital capabilities • Eliminating low value tasks and enabling more high value interactions with customers • Eliminating legacy system constraints and accelerating modernization of technology while rationalizing operating costs and reengineering processes • Emphasizing robotics, automation and FinTech partnerships Inorganic Strategic Investments • Leverage FinTech partnerships, strategic partner equity investments, as well as non-bank and whole-bank acquisition opportunities for step-change accelerants of growth • Acquisition philosophy remains: strategic, disciplined, and measured with an eye towards transactions that increase density and scarcity value, add contiguous markets, increase operating leverage, diversify revenue streams, and enable the reinvestment of cost savings into technology • Ensuring merger and acquisition activity complements, enables, and scales technology and the advancement of our customer value proposition, potentially including whole bank, non-bank, minority stakes, and partnerships

11 $9,971 $13,305 $15,723 $16,611 $15,932 $16,787 2018 2019 2020 2021 2022 3Q 2023 12% CAGR Balance Sheet Trends (GAAP) Data as of December 31 each respective year, except for 3Q 2023, which is as of September 30, 2023 Loans ($mm) Deposits ($mm) Assets ($mm) $9,716 $12,611 $14,021 $13,196 $14,449 2018 2019 2020 2021 2022 3Q 2023 10% CAGR $13,766 $17,563 $19,628 $20,065 $20,461 $20,736 2018 2019 2020 2021 2022 3Q 2023 9% CAGR $15,284

12 Strong Track Record of Performance (GAAP) Earnings Per Share Available to Common Shareholders ($) Return on Equity (ROE) (%) Return on Assets (ROA) (%) Efficiency Ratio (%) $2.22 $2.41 $1.93 $3.26 $2.97 $1.81 2018 2019 2020 2021 2022 3Q 2023 YTD 7.85% 7.89% 6.14% 9.68% 9.51% 7.93% 2018 2019 2020 2021 2022 3Q 2023 YTD 63.62% 62.37% 60.19% 61.91% 57.46% 62.20% 2018 2019 2020 2021 2022 3Q 2023 YTD 1.11% 1.15% 0.83% 1.32% 1.18% 0.95% 2018 2019 2020 2021 2022 3Q 2023 YTD Data as of or for the twelve months ended each respective year, except for 3Q 2023 YTD, which is as of or for the nine months ended September 30, 2023

13 Strong Track Record of Performance (Non-GAAP) Data as of or for the twelve months ended each respective year, except for 3Q 2023 YTD, which is as of or for the nine months ended September 30, 2023 (1) Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures” Adjusted Operating Earnings Per Share Available to Common Shareholders, diluted ($)(1) Adjusted Operating Return on Tangible Common Equity (ROTCE) (%)(1) Adjusted Operating Return on Assets (ROA) (%)(1) Adjusted Operating Efficiency Ratio (FTE) (%)(1) $2.71 $2.84 $2.21 $3.53 $2.92 $2.17 2018 2019 2020 2021 2022 3Q 2023 YTD 17.40% 16.61% 12.64% 18.07% 17.06% 16.88% 2018 2019 2020 2021 2022 3Q 2023 YTD 52.74% 51.79% 52.18% 54.52% 54.68% 54.55% 2018 2019 2020 2021 2022 3Q 2023 YTD 1.36% 1.35% 0.94% 1.43% 1.16% 1.12% 2018 2019 2020 2021 2022 3Q 2023 YTD

# Strong Capital Position at September 30, 2023

| Capital Ratio | Regulatory Well Capitalized Minimums | Reported | | Proforma including AOCI and HTM unrealized losses | |
|---|---|---|---|---|---|
| | | Atlantic Union Bankshares | Atlantic Union Bank | Atlantic Union Bankshares | Atlantic Union Bank |
| Common Equity Tier 1 Ratio (CET1) | 6.5% | 9.9% | 12.7% | 7.0% | 9.8% |
| Tier 1 Capital Ratio | 8.0% | 10.9% | 12.7% | 8.0% | 9.8% |
| Total Risk Based Capital Ratio | 10.0% | 13.7% | 13.3% | 10.9% | 10.5% |
| Leverage Ratio | 5.0% | 9.6% | 11.2% | 6.8% | 8.4% |
| Tangible Equity to Tangible Assets (non-GAAP)[2] | - | 7.3% | 8.8% | 6.9% | 8.4% |
| Tangible Common Equity Ratio (non-GAAP)[2] | - | 6.5% | 8.8% | 6.0% | 8.4% |

| Quarterly Roll Forward | Common Equity Tier 1 Ratio | Tangible Common Equity Ratio | Tangible Book Value per Share |
|---|---|---|---|
| **At 6/30/23** | **9.86%** | **6.66%** | **17.58** |
| Pre-Provision Net Income | 0.31% | 0.28% | 0.74 |
| After-Tax Provision | (0.02%) | (0.02%) | (0.06) |
| Common Dividends[1] | (0.13%) | (0.11%) | (0.30) |
| AOCI | --- | (0.34%) | (0.90) |
| Goodwill & Intangibles | 0.01% | 0.01% | 0.03 |
| Other | 0.04% | 0.01% | 0.03 |
| Asset Growth | (0.13%) | (0.05%) | --- |
| **At 9/30/23 – Reported** | **9.94%** | **6.45%** | **17.12** |
| AOCI net losses | --- | 2.41% | 6.41 |
| **At 9/30/23 – ex AOCI[2]** | **9.94%** | **8.86%** | **23.53** |

(1) 30 cents per share

## Capital Management Strategy

**Atlantic Union capital management objectives are to:**

- Maintain designation as a "well capitalized" institution.
- Ensure capital levels are commensurate with the Company's risk profile, capital stress test projections, and strategic plan objectives.

**The Company's capital ratios are well above regulatory well capitalized levels as of September 30, 2023**

- On a proforma basis, the Company would be well capitalized if unrealized losses on securities were realized at September 30, 2023

## Capital Management Actions

- During the third quarter of 2023, the Company paid dividends of $171.88 per outstanding share of Series A Preferred Stock and $0.30 per common share which is the same as the prior quarter's and the prior year's dividend.

Atlantic Union Bankshares

Figures may not foot due to rounding
*Capital information presented herein is based on estimates and subject to change pending the Company's filing of its regulatory reports
2) For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in "Appendix – Reconciliation of Non-GAAP Disclosures"

14

# Financial Outlook[1]

| | Full Year 2023 Outlook<br>versus FY 2022 |
|---|---|
| **Loan and Deposit Growth** | Mid-single digits growth |
| **Net Interest Income (FTE) Growth** | Mid-single digits growth |
| **Net Interest Margin (FTE)** | ~3.35% – 3.45% |
| **Adjusted Operating Noninterest Income** | Mid-single digits decline |
| **Adjusted Operating Noninterest Expense** | Flat |
| **Positive Adjusted Operating Leverage** | Adjusted Operating Revenue Growth: Mid-single digits<br>Adjusted Operating Noninterest Expense Growth: Flat |
| **Credit Outlook** | ACL to loans: ~92 basis points<br>Net charge-off ratio: <10 basis points |

## [1]Key Economic Assumptions

- Stabilizing Interest Rate environment
- The Federal Reserve Bank fed funds rate holds at 5.50% for the rest of 2023
- Increased likelihood of soft landing
- Expect relatively stable economy in AUB's Virginia footprint in 2023
- Expect Virginia unemployment rate to remain low in 2023

1) Information on this slide is presented as of October 19, 2023, reflects the Company's updated financial outlook, certain of the company's financial targets, and key economic assumptions, and will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation. The adjusted operating noninterest expense growth rate outlook excludes charges associated with the Company's strategic cost saving initiatives in Q2 2023 and Q3 2023, merger-related costs and the impact of the legal reserve in Q1 2023 and the adjusted operating non-interest income growth excludes gains and losses on the sale of securities and gain on sale-leaseback transaction. The FY 2023 financial outlook and the key economic assumptions contain forward-looking statements and actual results or conditions may differ materially. See the information set forth below the heading "Forward Looking Statements" on slide 2 of this presentation.

Atlantic Union Bankshares

15

16 Appendix

# Q3 2023 Allowance For Credit Loss (ACL) and Provision for Credit Losses

| | Allowance for Loan & Lease Losses | Reserve for Unfunded Commitments | Allowance for Credit Losses |
|---|---|---|---|
| 03/31/2023<br>Ending Balance % of loans | $117MM<br>(0.80%) | $15MM<br>(0.10%) | $132MM<br>(0.90%) |
| Q2 2023 Activity | +$4MM<br>Increase due to loan growth and the impact of continued uncertainty in the economic outlook | +$1MM<br>Increase due to uncertainty in the economic outlook | +$5MM<br>$6.1 million Provision for Credit Losses and $1.6 million net charge-offs |
| 06/30/2023<br>Ending Balance % of loans | $121MM<br>(0.80%) | $16MM<br>(0.10%) | $136MM<br>(0.90%) |
| Q3 2023 Activity | **+$5MM**<br>**Increase due to loan growth and the impact of continued uncertainty in the economic outlook** | **-$0.2MM**<br>**Decrease due to decline in unfunded balances** | **+$5MM**<br>**$5.0 million Provision for Credit Losses and $0.3 million net charge-offs** |
| 09/30/2023<br>Ending Balance % of loans | **$126MM**<br>**(0.82%)** | **$15MM**<br>**(0.10%)** | **$141MM**<br>**(0.92%)** |

## Q3 Macroeconomic Forecast

**Moody's September 2023 Baseline Forecast:**

- US GDP expected to average ~2.1% growth in 2023 and ~1.4% in 2024.
- The national unemployment rate expected to average ~3.7% in 2023 and ~4.1% in 2024.

## Q3 ACL Considerations

- Utilizes a weighted Moody's forecast economic scenarios approach in the quantitative model.
- Qualitative factors were added for certain portfolios and other factors as deemed appropriate.
- The reasonable and supportable forecast period is 2 years; followed by reversion to the historical loss average over 2 years.

Numbers may not foot due to rounding.

Atlantic Union Bankshares

17

18 Attractive Core Deposit Base Deposit Base Characteristics Deposit Composition at September 30, 2023 — $16.8 billion Cost of deposit data is as of or for the three months ended September 30, 2023 (1) Core deposits defined as total deposits less jumbo time deposits and brokered deposits • Q3 2023 cost of deposits – 1.97% • 93% core deposits(1) • 55% transactional accounts Non-Interest Bearing, 25% Interest Checking, 30% Money Market, 21% Retail Time, 12% Jumbo Time, 4% Brokered, 3% Savings, 5%

19 Loan and Deposit Betas 32% 26% 25% 68% 74% 75% Q3 2022 Q2 2023 Q3 2023 Deposit Mix Shift Non Interest Deposits Interest Bearing Deposits $16,546 $16,412 $16,787 12% 17% 26% 30% 36% 0.37% 0.72% 1.28% 1.61% 1.97% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Total Deposit Beta2 Cumulative Deposit Beta 18% 25% 37% 41% 48% 0.55% 1.05% 1.79% 2.20% 2.64% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Interest Bearing Deposit Beta2 Cumulative Int. Bearing Deposit Beta Int. Bearing Rate Paid 34% 39% 42% 44% 45% 4.20% 4.90% 5.35% 5.62% 5.84% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Total Loan Beta1 Cumulative Loan Beta Avg. Rate 3Q 2023 Highlights • Total deposits up 9.1% (annualized) • Mix shift into higher costing deposit products and higher deposit betas drove increased cost of deposits • From the start of the cycle1 2 through Q3 2023 the total deposit beta is 36% and total loan beta is 45% • Loan and deposit betas expected to continue to rise throughout 2023 1 Loan Betas are calculated as the change in yield from Q1 2022 to the represented quarter. 2Deposit Betas and Interest Bearing Deposit Betas are calculated as the change in rate paid from Q4 2021 to the represented quarter.

20 Granular Deposit Base at September 30, 2023 35% 33% 28% 26% 27% $5,821 $5,299 $4,591 $4,346 $4,498 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Period End Uninsured and Uncollateralized Deposits as a Percentage of Total Deposits ($ in Millions) Top 15 Commercial Deposits by NAICS as of 9/30/2023 NAICS Code/Title % of Total Deposits 1 52 - Finance and Insurance 8.3% 2 54 - Professional, Scientific, and Technical Services 6.2% 3 53 - Real Estate and Rental and Leasing 5.9% 4 81 - Other Services (except Public Administration) 5.6% 5 92 - Public Administration 5.1% 6 23 - Construction 4.6% 7 42 - Wholesale Trade 3.3% 8 62 - Health Care and Social Assistance 2.6% 9 72 - Accommodation and Food Services 1.2% 10 33 - Manufacturing 1.1% 11 44 - Retail Trade 1.1% 12 61 - Educational Services 1.0% 13 56 - Administrative and Support and Waste Management and Remediation Services 0.8% 14 71 - Arts, Entertainment, and Recreation 0.6% 15 45 - Retail Trade 0.5% 47.9% $18,000 $18,000 $19,000 $108,000 $98,000 $100,000 Q3 2022 Q2 2023 Q3 2023 Customer Deposit Granularity Retail Avg. Deposits Acct Size Business Avg. Deposits Acct Size

21 Diversified and Granular Loan Portfolio Total Loan Portfolio $15.3 billion at September 30, 2023 Non-Owner Occupied CRE Composition $5.1 billion at September 30, 2023 Total Portfolio Characteristics Duration Q3 2023 Weighted Average Yield (Tax Equivalent) 1.3 years 5.84% Figures may not total to 100% due to rounding Duration and Weighted Average Yield Data is as of or for the three months ended September 30, 2023 C&D 7.4% Owner Occupied CRE 12.9% C&I 22.5% Non-Owner Occupied CRE 33.3% 1-4 Family 10.3% Other 5.3% Residential 1-4 family - Revolving 3.9% Consumer 4.3% Retail 16.7% Office 15.5% Industrial/ Warehouse Multi Family 13.6% 18.6% Hotel, Motel, B&B 15.8% Senior Living 7.2% Self Storage 6.8% Other 5.8%

22 Non-Owner-Occupied CRE Portfolio at September 30, 2023 $ in millions Total Outstandings % of Portfolio Multi Family $947 6.2% Retail $852 5.6% Hotel/Motel B&B $804 5.3% Office $792 5.2% Industrial/Warehouse $692 4.5% Senior Living $365 2.4% Self Storage $346 2.3% Other $297 1.9% Total Non-Owner Occupied CRE $5,095 33.3% Non-Owner Occupied Office CRE 5.2% Non-Owner-Occupied Non-Office CRE 28.1% All Other Loans 66.7% $15.3B Total Loans Non-Owner-Occupied CRE By Type Numbers may not foot due to rounding.

23 Non-Medical Office 78% Medical Offices 22% Medical vs Other Office By Market ($ millions) Key Portfolio Metrics Carolinas $249 Fredericksburg Area $132 Central VA $108 Northern VA/Maryland $67 Western VA $101 Eastern VA $51 Other $86 Total $792 Avg. Office Loan ($ millions) $1.9 Loan Loss Reserve / Office Loans 2.3% NCOs / Office Loans1 0.00% Delinquencies / Office Loans 0.74% NPL / Office Loans 0.03% Criticized Loans / Office Loans 2.69% Non-Owner-Occupied Office CRE Portfolio at September 30, 2023 $792MM Non-Owner-Occupied Office Portfolio Non Owner-Occupied Office Portfolio Credit Quality Geographically Diverse Non-Owner Occupied Office Portfolio 1Trailing 4 Quarters Avg NCO/Trailing 4 Quarter Avg Office Portfolio

24 Cash and Cash Equivalents (unrestricted) $454 Unencumbered Securities $901 FHLB Borrowing Capacity $1,638 Fed Funds Lines $737 Discount Window (ex-Bank Term Funding Program) $316 Discount Window – Bank Term Funding Program $531 Secondary Sources* $1,347 ($ in millions) Liquidity Position at September 30, 2023 Total Liquidity Sources of $5.9 billion ~130% liquidity coverage ratio of uninsured/uncollateralized deposits of $4.5 billion * Includes brokered deposits and other sources of liquidity Figures may not foot due to rounding Liquidity Sources Total $5.9 billion

25 Securities Portfolio at September 30, 2023 • As of September 30, 2023, total securities portfolio of $2.9 billion with a total unrealized loss of $604.3 million • 71% of total portfolio in available-for-sale at an unrealized loss of $523.1 million • 29% of total portfolio designated as held-to-maturity with an unrealized loss of $81.2 million • Total duration of 7.2 years. Securities portfolio is used defensively to neutralize overall asset sensitive interest rate risk profile • ~37% municipals, ~58% treasuries, agency MBS/CMOs and ~5% corporates and other investments • Securities to total assets of 14.1% as of September 30, 2023, down from 17.5% on December 31, 2022 • $228.3 million in AFS securities sold in September at a pre-tax loss of $27.7 million. Proceeds subsequently re-invested into higher yielding securities $3,559 $2,928 3Q 2022 2Q 2023 3Q 2023 Securities Balances (in $Millions) Total AFS (fair value) and HTM (carrying value) 2.95% Yield 3.42% Yield 3.32% Yield $3,032

26 Reconciliation of Non-GAAP Disclosures The Company has provided supplemental performance measures on a tax-equivalent, tangible, operating, adjusted, or pre-tax pre-provision basis. These non-GAAP financial measures are a supplement to GAAP, which is used to prepare the Company’s financial statements, and should not be considered in isolation or as a substitute for comparable measures calculated in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. The Company uses the non-GAAP financial measures discussed herein in its analysis of the Company’s performance. The Company’s management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in the Company’s underlying performance.

# Reconciliation of Non-GAAP Disclosures

Adjusted operating measures exclude, as applicable, strategic cost saving initiatives (principally composed of severance charges related to headcount reductions, costs related to modifying certain third party vendor contracts, and charges for exiting certain leases), merger-related costs, a legal reserve associated with an ongoing regulatory matter previously disclosed, strategic branch closing and related facility consolidation costs (principally composed of real estate, leases and other assets write downs, as well as severance and expense reduction initiatives), (loss) gain on sale of securities, gain on sale-leaseback transaction, and gain on sale of Dixon, Hubard, Feinour & Brown, Inc., ("DHFB"). The Company believes these non-GAAP adjusted measures provide investors with important information about the continuing economic results of the organization's operations. Net interest income (FTE) and total adjusted revenue (FTE), which are used in computing net interest margin (FTE), efficiency ratio (FTE) and adjusted operating efficiency ratio (FTE), provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The adjusted operating efficiency ratio (FTE) excludes, as applicable, the amortization of intangible assets, strategic cost saving initiatives, merger-related costs, a legal reserve associated with an ongoing regulatory matter previously disclosed, strategic branch closing and related facility consolidation costs, (loss) gain on sale of securities, gain on sale-leaseback transaction, and gain on sale of DHFB. This measure is similar to the measure utilized by the Company when analyzing corporate performance and is also similar to the measure utilized for incentive compensation. The Company believes this adjusted measure provides investors with important information about the continuing economic results of the organization's operations.

**Atlantic Union Bankshares**

## ADJUSTED OPERATING EARNINGS, OPERATING LEVERAGE, AND EFFICIENCY RATIO

| *(Dollars in thousands, except per share amounts)* | For the three months ended | | | For the nine months ended | | 3Q23% Change Nine months ended YoY |
|---|---|---|---|---|---|---|
| | 3Q2023 | 2Q2023 | 3Q2022 | 3Q2023 | 3Q2022 | |
| **Operating Measures** | | | | | | |
| Net Income (GAAP) | $ 54,017 | $ 55,241 | $ 58,070 | $ 144,911 | $ 163,986 | |
| Plus: Strategic cost saving initiatives, net of tax | 6,851 | 3,109 | - | 9,959 | - | |
| Plus: Merger-related costs, net of tax | 1,965 | - | - | 1,965 | - | |
| Plus: Legal reserve, net of tax | - | - | - | 3,950 | - | |
| Plus: Strategic branch closing and facility consolidation costs, net of tax | - | - | - | - | 4,351 | |
| Less: (Loss) gain on sale of securities, net of tax | (21,799) | 2 | - | (32,384) | (2) | |
| Less: Gain on sale-leaseback transaction, net of tax | 21,883 | - | - | 21,883 | - | |
| Less: Gain on sale of DHFB, net of tax | - | - | - | - | 7,984 | |
| Adjusted operating earnings (non-GAAP) | $ 62,749 | $ 58,348 | $ 58,070 | $ 171,286 | $ 160,355 | |
| Less: Dividends on preferred stock | 2,967 | 2,967 | 2,967 | 8,901 | 8,901 | |
| Adjusted operating earnings available to common shareholders (non-GAAP) | $ 59,782 | $ 55,381 | $ 55,103 | $ 162,385 | $ 151,454 | |
| Weighted average common shares outstanding, diluted | 74,999,128 | 74,995,557 | 74,705,054 | 74,943,999 | 75,034,084 | |
| EPS available to common shareholders, diluted (GAAP) | $ 0.68 | $ 0.70 | $ 0.74 | $ 1.81 | $ 2.07 | |
| Adjusted operating EPS available to common shareholders (non-GAAP) | $ 0.80 | $ 0.74 | $ 0.74 | $ 2.17 | $ 2.02 | |
| **Operating Leverage Ratio and Efficiency Ratio** | | | | | | |
| Noninterest expense (GAAP) | $ 108,508 | $ 105,661 | $ 99,923 | $ 322,442 | $ 304,012 | 6.06% |
| Less: Amortization of intangible assets | 2,193 | 2,216 | 2,480 | 6,687 | 8,434 | |
| Less: Strategic cost saving initiatives | 8,672 | 3,935 | - | 12,607 | - | |
| Less: Merger-related costs | 1,993 | - | - | 1,993 | - | |
| Less: Legal reserve | - | - | - | 5,000 | - | |
| Less: Strategic branch closing and facility consolidation costs | - | - | - | - | 5,508 | |
| Adjusted operating noninterest expense (non-GAAP) | $ 95,650 | $ 99,510 | $ 97,443 | $ 296,155 | $ 290,070 | 2.10% |
| Noninterest income (GAAP) | $ 27,094 | $ 24,197 | $ 25,584 | $ 60,918 | $ 94,023 | |
| Less: (Loss) gain on sale of securities | (27,594) | 2 | - | (40,992) | (2) | |
| Less: Gain on sale-leaseback transaction | 27,700 | - | - | 27,700 | - | |
| Less: Gain on sale of DHFB | - | - | - | - | 9,082 | |
| Adjusted operating noninterest income (non-GAAP) | $ 26,988 | $ 24,195 | $ 25,584 | $ 74,210 | $ 84,943 | |
| Net interest income (GAAP) | $ 151,941 | $ 152,084 | $ 150,715 | $ 457,469 | $ 420,413 | |
| Noninterest income (GAAP) | 27,094 | 24,197 | 25,584 | 60,918 | 94,023 | |
| Total revenue (GAAP) | $ 179,035 | $ 176,281 | $ 176,299 | $ 518,387 | $ 514,436 | 0.77% |
| Net interest income (FTE) (non-GAAP) | $ 155,685 | $ 155,750 | $ 154,557 | $ 468,667 | $ 431,168 | |
| Adjusted operating noninterest income (non-GAAP) | 26,988 | 24,195 | 25,584 | 74,210 | 84,943 | |
| Total adjusted revenue (FTE) (non-GAAP) | $ 182,673 | $ 179,945 | $ 180,141 | $ 542,877 | $ 516,111 | 5.19% |
| Operating leverage ratio (GAAP) | | | | | | (5.29%) |
| Adjusted operating leverage ratio (non-GAAP) | | | | | | 3.09% |
| Efficiency ratio (GAAP) | 60.61% | 59.94% | 56.68% | 62.20% | 59.10% | |
| Efficiency ratio FTE (non-GAAP) | 59.37% | 58.72% | 55.47% | 60.89% | 57.89% | |
| Adjusted operating efficiency ratio (FTE) (non-GAAP) | 52.36% | 55.30% | 54.09% | 54.55% | 56.20% | |

27

# Reconciliation of Non-GAAP Disclosures

Pre-tax pre-provision adjusted earnings excludes, as applicable, the provision for credit losses, which can fluctuate significantly from period-to-period under the CECL methodology, income tax expense, strategic cost saving initiatives, merger-related costs, a legal reserve associated with an ongoing regulatory matter previously disclosed, strategic branch closing and related facility consolidation costs, (loss) gain on sale of securities, gain on sale-leaseback transaction, and gain on sale of DHFB. The Company believes this adjusted measure provides investors with important information about the continuing economic results of the Company's operations.

**PRE-TAX PRE-PROVISION ADJUSTED OPERATING EARNINGS**

| *(Dollars in thousands)* | For the three months ended 3Q2023 | 2Q2023 | 3Q2022 | For the nine months ended 3Q2023 | 2Q2023 |
|---|---|---|---|---|---|
| Net income (GAAP) | $ 54,017 | $ 55,241 | $ 58,070 | $ 144,911 | $ 163,986 |
| Plus: Provision for credit losses | 4,991 | 6,069 | 6,412 | 22,911 | 12,771 |
| Plus: Income tax expense | 11,519 | 9,310 | 11,894 | 28,123 | 33,667 |
| Plus: Strategic cost saving initiatives | 8,672 | 3,935 | - | 12,607 | - |
| Plus: Merger-related costs | 1,993 | - | - | 1,993 | - |
| Plus: Legal reserve | - | - | - | 5,000 | - |
| Plus: Strategic branch closing and facility consolidation costs | - | - | - | - | 5,508 |
| Less: (Loss) gain on sale of securities | (27,594) | 2 | - | (40,992) | (2) |
| Less: Gain on sale-leaseback transaction | 27,700 | - | - | 27,700 | - |
| Less: Gain on sale of DHFB | - | - | - | - | 9,082 |
| PTPP adjusted operating earnings (non-GAAP) | $ 81,086 | $ 74,553 | $ 76,376 | $ 228,837 | $ 206,852 |
| Less: Dividends on preferred stock | 2,967 | 2,967 | 2,967 | 8,901 | 8,901 |
| PTPP adjusted operating earnings available to common shareholders (non-GAAP) | $ 78,119 | $ 71,586 | $ 73,409 | $ 219,936 | $ 197,951 |
| | | | | | |
| Net income growth - YTD (GAAP) | | | | (11.63%) | |
| PTPP adjusted operating earnings growth - YTD (non-GAAP) | | | | 10.63% | |

Atlantic Union Bankshares

28

# Reconciliation of Non-GAAP Disclosures

Adjusted operating measures exclude, as applicable, strategic cost saving initiatives (principally composed of severance charges related to headcount reductions, costs related to modifying certain third party vendor contracts, and charges for exiting certain leases), merger-related costs, a legal reserve associated with an ongoing regulatory matter previously disclosed, strategic branch closing and related facility consolidation costs (principally composed of real estate, leases and other assets write downs, as well as severance and expense reduction initiatives), rebranding costs, the net loss related to balance sheet repositioning (principally composed of gains and losses on debt extinguishment), (loss) gain on sale of securities, gain on sale-leaseback transaction, gain on sale of DHFB, and gain on the sale of Visa, Inc. Class B common stock. The Company believes these non-GAAP adjusted measures provide investors with important information about the continuing economic results of the organization's operations. Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations, as well as its ability to pay dividends and to engage in various capital management strategies. Additionally, the Company believes that return on tangible common equity (ROTCE) is a meaningful supplement to GAAP financial measures and useful to investors because it measures the performance of a business consistently across time without regard to whether components of the business were acquired or developed internally.

## ADJUSTED OPERATING EARNINGS & FINANCIAL METRICS

| *(Dollars in thousands, except per share amounts)* | For the nine months ended September 30, 2023 | For the years ended December 31, 2022 | 2021 | 2020 | 2019 | 2018 |
|---|---|---|---|---|---|---|
| **Operating Earnings** | | | | | | |
| Net Income (GAAP) | $ 144,911 | $ 234,510 | $ 263,917 | $ 158,228 | $ 193,528 | $ 146,248 |
| Plus: Strategic cost saving initiatives, net of tax | 9,959 | - | - | - | - | - |
| Plus: Merger-related costs, net of tax | 1,965 | - | - | - | 22,296 | 32,065 |
| Plus: Legal reserve, net of tax | 3,950 | - | - | - | - | - |
| Plus: Strategic branch closing and facility consolidation costs, net of tax | - | 4,351 | 13,775 | 5,343 | - | 849 |
| Plus: Rebranding costs, net of tax | - | - | - | - | 5,099 | - |
| Plus: Net loss related to balance sheet repositioning, net of tax | - | - | 11,609 | 25,979 | 12,953 | - |
| Less: (Loss) gain on sale of securities, net of tax | (32,384) | (2) | 69 | 9,712 | 6,063 | 303 |
| Less: Gain on sale-leaseback transaction, net of tax | 21,883 | - | - | - | - | - |
| Less: Gain on sale of DHFB, net of tax | - | 7,984 | - | - | - | - |
| Less: Gain on Visa, Inc. Class B common stock, net of tax | - | - | 4,058 | - | - | - |
| Adjusted operating earnings (non-GAAP) | $ 171,286 | $ 230,879 | $ 285,174 | $ 179,838 | $ 227,813 | $ 178,859 |
| Less: Dividends on preferred stock | 8,901 | 11,868 | 11,868 | 5,658 | - | - |
| Adjusted operating earnings available to common shareholders (non-GAAP) | $ 162,385 | $ 219,011 | $ 273,306 | $ 174,180 | $ 227,813 | $ 178,859 |
| **Earnings per share (EPS)** | | | | | | |
| Weighted average common shares outstanding, diluted | 74,943,999 | 74,953,398 | 77,417,801 | 78,875,668 | 80,263,557 | 65,908,573 |
| EPS available to common shareholders, diluted (GAAP) | $ 1.81 | $ 2.97 | $ 3.26 | $ 1.93 | $ 2.41 | $ 2.22 |
| Adjusted operating EPS available to common shareholders, diluted (non-GAAP) | $ 2.17 | $ 2.92 | $ 3.53 | $ 2.21 | $ 2.84 | $ 2.71 |
| **Return on assets (ROA)** | | | | | | |
| Average assets | $ 20,397,518 | $ 19,949,388 | $ 19,977,551 | $ 19,083,853 | $ 16,840,310 | $ 13,181,609 |
| ROA (GAAP) | 0.95% | 1.18% | 1.32% | 0.83% | 1.15% | 1.11% |
| Adjusted operating ROA (non-GAAP) | 1.12% | 1.16% | 1.43% | 0.94% | 1.35% | 1.36% |
| **Return on equity (ROE)** | | | | | | |
| Adjusted operating earnings available to common shareholders (non-GAAP) | $ 162,385 | $ 219,011 | $ 273,306 | $ 174,180 | $ 227,813 | $ 178,859 |
| Plus: Amortization of intangibles, tax effected | 5,283 | 8,544 | 10,984 | 13,093 | 14,632 | 10,143 |
| Adjusted operating earnings available to common shareholders before amortization of intangibles (non-GAAP) | $ 167,668 | $ 227,555 | $ 284,290 | $ 187,273 | $ 242,445 | $ 189,002 |
| Average equity (GAAP) | $ 2,443,833 | $ 2,465,049 | $ 2,725,330 | $ 2,576,372 | $ 2,451,435 | $ 1,863,216 |
| Less: Average intangible assets | 949,092 | 964,942 | 985,559 | 1,000,654 | 991,926 | 776,944 |
| Less: Average perpetual preferred stock | 166,356 | 166,356 | 166,356 | 93,658 | - | - |
| Average tangible common equity (non-GAAP) | $ 1,328,385 | $ 1,333,751 | $ 1,573,415 | $ 1,482,060 | $ 1,459,509 | $ 1,086,272 |
| ROE (GAAP) | 7.93% | 9.51% | 9.68% | 6.14% | 7.89% | 7.85% |
| **Return on tangible common equity (ROTCE)** | | | | | | |
| Net Income available to common shareholders (GAAP) | $ 136,010 | $ 222,642 | $ 252,049 | $ 152,570 | $ 193,528 | $ 146,248 |
| Plus: Amortization of intangibles, tax effected | 5,283 | 8,544 | 10,984 | 13,093 | 14,632 | 10,143 |
| Net Income available to common shareholders before amortization of intangibles (non-GAAP) | $ 141,293 | $ 231,186 | $ 263,033 | $ 165,663 | $ 208,160 | $ 156,391 |
| ROTCE | 14.22% | 17.33% | 16.72% | 11.18% | 14.26% | 14.40% |
| Adjusted operating ROTCE (non-GAAP) | 16.88% | 17.06% | 18.07% | 12.64% | 16.61% | 17.40% |

Atlantic Union Bankshares

29

# Reconciliation of Non-GAAP Disclosures

The adjusted operating efficiency ratio (FTE) excludes, as applicable, the amortization of intangible assets, strategic cost saving initiatives, merger-related costs, a legal reserve associated with an ongoing regulatory matter previously disclosed, strategic branch closing and related facility consolidation costs, rebranding costs, the losses related to balance sheet repositioning (principally composed of gains and losses on debt extinguishment), (loss) gain on sale of securities, gain on sale-leaseback transaction, gain on sale of DHFB, and gain on the sale of Visa, Inc. Class B common stock. This measure is similar to the measure utilized by the Company when analyzing corporate performance and is also similar to the measure utilized for incentive compensation. The Company believes this adjusted measure provides investors with important information about the continuing economic results of the organization's operations.

## ADJUSTED OPERATING EFFICIENCY RATIO

| *(Dollars in thousands)* | For the nine months ended September 30, 2023 | For the years ended December 31, 2022 | 2021 | 2020 | 2019 | 2018 |
|---|---|---|---|---|---|---|
| Noninterest expense (GAAP) | $ 322,442 | $ 403,802 | $ 419,195 | $ 413,349 | $ 418,340 | $ 337,767 |
| Less: Amortization of intangible assets | 6,687 | 10,815 | 13,904 | 16,574 | 18,521 | 12,839 |
| Less: Strategic cost saving initiatives | 12,607 | - | - | - | - | - |
| Less: Merger-related costs | 1,993 | - | - | - | 27,824 | 39,728 |
| Less: Legal reserve | 5,000 | - | - | - | - | - |
| Less: Strategic branch closing and facility consolidation costs | - | 5,508 | 17,437 | 6,764 | - | 1,075 |
| Less: Rebranding costs | - | - | - | - | 6,455 | - |
| Less: Losses related to balance sheet repositioning | - | - | 14,695 | 31,116 | 16,397 | - |
| Adjusted operating noninterest expense (non-GAAP) | $ 296,155 | $ 387,479 | $ 373,159 | $ 358,895 | $ 349,143 | $ 284,125 |
| | | | | | | |
| Net interest income (GAAP) | 457,469 | $ 584,261 | $ 551,260 | $ 555,298 | $ 537,872 | $ 426,691 |
| Net interest income (FTE) (non-GAAP) | 468,667 | 599,134 | 563,851 | 566,845 | 548,993 | 434,886 |
| | | | | | | |
| Noninterest income (GAAP) | $ 60,918 | $ 118,523 | $ 125,806 | $ 131,486 | $ 132,815 | $ 104,241 |
| Less: (Loss) gain on sale of securities | (40,992) | (3) | 87 | 12,294 | 7,675 | 383 |
| Less: Gain on sale-leaseback transaction | 27,700 | - | - | - | - | - |
| Less: Gain on sale of DHFB | - | 9,082 | - | - | - | - |
| Less: Gain on Visa, Inc. Class B common stock | - | - | 5,137 | - | - | - |
| Plus: Losses related to balance sheet repositioning | - | - | - | 1,769 | - | - |
| Adjusted operating noninterest income (non-GAAP) | $ 74,210 | $ 109,444 | $ 120,582 | $ 120,961 | $ 125,140 | $ 103,858 |
| | | | | | | |
| Efficiency ratio (GAAP) | 62.20% | 57.46% | 61.91% | 60.19% | 62.37% | 63.62% |
| Adjusted operating efficiency ratio (FTE) (non-GAAP) | 54.55% | 54.68% | 54.52% | 52.18% | 51.79% | 52.74% |

Atlantic Union Bankshares

30

# Reconciliation of Non-GAAP Disclosures

Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations, as well as its ability to pay dividends and to engage in various capital management strategies. The Company also calculates adjusted tangible common equity to tangible assets ratios to exclude AOCI, which is principally comprised of unrealized losses on AFS securities, and to include the impact of unrealized losses on HTM securities. The Company believes that each of these ratios enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI, some of which are uncertain and difficult to predict, or assuming that the Company realized all previously unrealized losses on HTM securities at the end of the period, as applicable.

**TANGIBLE ASSETS, TANGIBLE COMMON EQUITY, AND LEVERAGE RATIO**

| *(Dollars in thousands, except per share amounts)* | As of September 30, 2023 Atlantic Union Bankshares | As of September 30, 2023 Atlantic Union Bank |
|---|---|---|
| **Tangible Assets** | | |
| Ending Assets (GAAP) | $ 20,736,236 | $ 20,606,311 |
| Less: Ending goodwill | 925,211 | 925,211 |
| Less: Ending amortizable intangibles | 21,277 | 21,277 |
| Ending tangible assets (non-GAAP) | $ 19,789,748 | $ 19,659,823 |
| **Tangible Common Equity** | | |
| Ending equity (GAAP) | $ 2,388,801 | $ 2,680,878 |
| Less: Ending goodwill | 925,211 | 925,211 |
| Less: Ending amortizable intangibles | 21,277 | 21,277 |
| Less: Perpetual preferred stock | 166,357 | - |
| Ending tangible common equity (non-GAAP) | $ 1,275,956 | $ 1,734,390 |
| Net unrealized losses on HTM securities, net of tax | $ (81,223) | $ (81,223) |
| Accumulated other comprehensive loss (AOCI) | $ (477,906) | $ (477,906) |
| Common shares outstanding at end of period | 74,997,132 | |
| Average equity (GAAP) | $ 2,446,902 | $ 2,732,786 |
| Less: Average goodwill | 925,211 | 925,211 |
| Less: Average amortizable intangibles | 22,342 | 22,342 |
| Less: Average perpetual preferred stock | 166,356 | - |
| Average tangible common equity (non-GAAP) | $ 1,332,993 | $ 1,785,233 |
| Common equity to total assets (GAAP) | 10.7% | 13.0% |
| Tangible equity to tangible assets (non-GAAP) | 7.3% | 8.8% |
| Tangible equity to tangible assets, incl net unrealized losses on HTM securities (non-GAAP) | 6.9% | 8.4% |
| Tangible common equity to tangible assets (non-GAAP) | 6.4% | 8.8% |
| Tangible common equity to tangible assets, incl net unrealized losses on HTM securities (non-GAAP) | 6.0% | 8.4% |
| Tangible common equity to tangible assets, ex AOCI (non-GAAP)[1] | 8.9% | |
| Book value per common share (GAAP) | $ 29.82 | |
| Tangible book value per common share (non-GAAP) | $ 17.12 | |
| Tangible book value per common share, ex AOCI (non-GAAP)[1] | $ 23.53 | |
| **Leverage Ratio** | | |
| Tier 1 capital | $ 1,927,793 | $ 2,229,018 |
| Total average assets for leverage ratio | $ 20,039,542 | $ 19,942,053 |
| Leverage ratio | 9.6% | 11.2% |
| Leverage ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) | 6.8% | 8.4% |

[1]Calculation excludes the impact of 470,633 unvested restricted stock awards (RSAs) outstanding as of September 30, 2023

Atlantic Union Bankshares

31

32 Reconciliation of Non-GAAP Disclosures All regulatory capital ratios at September 30, 2023 are estimates and subject to change pending the Company’s filing of its FR Y-9 C. In addition to these regulatory capital ratios, the Company adjusts certain regulatory capital ratios to include the impacts of AOCI, which the Company has elected to exclude from regulatory capital ratios under applicable regulations, and net unrealized losses on HTM securities, assuming that those unrealized losses were realized at the end of the period, as applicable. The Company believes that each of these ratios help investors to assess the Company's regulatory capital levels and capital adequacy. (Dollars in thousands) Atlantic Union Bankshares Atlantic Union Bank Risk-Based Capital Ratios Net unrealized losses on HTM securities, net of tax $ (81,223) $ (81,223) Accumulated other comprehensive loss (AOCI) $ (477,906) $ (477,906) Common equity tier 1 capital $ 1,761,437 $ 2,229,018 Tier 1 capital $ 1,927,793 $ 2,229,018 Total capital $ 2,428,247 $ 2,343,400 Total risk-weighted assets $ 17,719,845 $ 17,614,436 Common equity tier 1 capital ratio 9.9% 12.7% Common equity tier 1 capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 7.0% 9.8% Tier 1 capital ratio 10.9% 12.7% Tier 1 capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 8.0% 9.8% Total capital ratio 13.7% 13.3% Total capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 10.9% 10.5% RISK-BASED CAPITAL RATIOS As of September 30, 2023